Exhibit 10.50

ASSIGNMENT OF AGREEMENTS
This ASSIGNMENT OF AGREEMENTS (this “Assignment”) dated as of April 1, 2008, made by FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership, having an address at c/o Gramercy Capital Corp., 420 Lexington Avenue, New York, New York, 10170 (“Assignor”) , in favor of PB CAPITAL CORPORATION, a Delaware corporation, having an office at 230 Park Avenue, 19th Floor, New York, New York 10169 as agent (in such capacity, “Assignee”) for Lenders, as more particularly set forth in the Loan Agreement (as hereinafter defined). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.
W I T N E S S E T H :
WHEREAS, Assignor is the owner of a fee interest in forty-nine (49) parcels of real property and the improvements therein, which are located at the respective addresses set forth on Exhibit A of the Loan Agreement (each a “Property” and collectively, the “Properties”);
WHEREAS, Assignor, Assignee and Lenders have concurrently with the execution and delivery of this Assignment entered into that certain Loan Agreement (the “Loan Agreement”) dated as of the date hereof pursuant to which Lenders have agreed to make, and Assignee has agreed to administer, a loan (the “Loan”) to Assignor in the maximum principal amount of $240,000,000, upon the terms and conditions contained therein;
WHEREAS, the Loan is evidenced by that certain Promissory Note (the “Note”) dated as of the date hereof in said principal amount made by Assignor to Assignee; and
WHEREAS, the Loan is secured, inter alia, by those certain mortgages, deeds of trust and deeds to secure debt more particularly described on Schedule A attached hereto (each, a “Mortgage”, and collectively, the “Mortgages”) dated as of the date hereof made by Assignor in favor of Assignee, which Mortgages encumber the Property and certain other collateral;
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby absolutely, unconditionally and irrevocably assigns to Assignee and grants to Assignee a security interest in all of Assignor’s interest in and to all agreements, contracts, permits, certificates, instruments, insurance policies, including the Insurance Policies, warranties, appraisals, engineering, environmental, soils, insurance and other reports and studies and tenant lists, books, records, correspondence, files and advertising materials, and other documents, now or hereafter obtained, produced or entered into, as the case may be, pertaining to the operation, use, construction, occupancy, possession, management, leasing, maintenance, ownership or sale of the Property or any part thereof, including the Lease Guaranties (as defined in the Mortgages), the Lease Security (as defined in the Mortgages), the Property Documents, the Management Agreement, the Operating Agreements, the Account Agreements and any interest rate protection agreement, including the Interest Rate Protection Agreement (collectively, the “Contracts”), together with all cash and non-cash proceeds of any of the foregoing and all claims of Assignor with respect thereto; and

TOGETHER with all right, title and interest of Assignor in and to any and all modifications, extensions and renewals of any of the foregoing;
TO BETTER SECURE
(a)    payment of all Obligations in accordance with the Note, the Mortgages, the Loan Agreement and the other Loan Documents, and
(b)    the performance and discharge of each and every obligation, covenant and agreement of Assignor contained in the Loan Documents; and
IT IS COVENANTED AND AGREED AS FOLLOWS:
Section 1.Intentionally Omitted.
Section 2.Representations and Warranties. Assignor represents and warrants to Assignee that Assignor has the right to assign or pledge its interest in the Contracts in accordance with the terms of this Assignment, without the obligation to obtain the consent thereto of any Person, other than Persons whose consents have been obtained in writing and delivered to Assignee.
Section 3.Limitations on Assignment. So long as no Event of Default shall have occurred and be continuing, subject to the provisions of any restrictions set forth in the Loan Documents, Assignor shall have the right, to exercise all rights in, to and under the Contracts and Assignee shall have no right to exercise such rights hereunder. Upon the occurrence and during the continuation of an Event of Default, Assignee shall be entitled (but not obligated), at Assignee’s option, to (i) exercise all rights in, to and under or (ii) perform the obligations of Assignor under, any or all of the Contracts, whether or not Assignee shall take possession of any Property. The foregoing assignment shall be fully operative without any further action on the part of either party.
Section 4.Remedies. Upon the occurrence and during the continuation of an Event of Default, Assignee may, at its option, in addition to all other remedies provided for hereunder and in any Mortgage, the Loan Agreement and the other Loan Documents or at law, exercise from time to time any rights and remedies available to Assignee under applicable law in respect of the Contracts (including, all of the rights of a secured creditor under the applicable Uniform Commercial Code). The exercise of any rights under this Assignment by Assignee shall not cure or waive any Default or Event of Default, or invalidate any act done pursuant hereto or pursuant to the other Loan Documents, but shall be cumulative of all other rights and remedies under this Assignment and the other Loan Documents.
Section 5.Performance upon Notice of Assignee. Assignor hereby authorizes and directs any party to a Contract, upon receipt from Assignee of written notice to the effect that Assignee is then the holder of the Note and that an Event of Default exists, to recognize Assignee as a party to such Contract, to continue performance of such party’s respective covenants and obligations under its Contract upon Assignee’s request therefor, and to continue to do so until otherwise notified by Assignee. Nothing contained in this Assignment shall obligate Assignee to perform any of Assignor’s covenants or obligations under the Contracts or otherwise impose any obligations on Assignee with respect thereto, until such time as Assignee gives notice of an Event of Default and makes a request for continued performance in accordance with this Section 5.
Section 6.Termination of Assignment. This Assignment shall automatically terminate and become void and of no effect (and the Contracts shall be reassigned to Assignor) upon (i) payment in full of the Obligations in accordance with the terms of the Loan Documents, or (ii) the recording of a valid instrument satisfying or releasing all of the Mortgages of record.
Section 7.Other Security. Assignee may take or release other security for the payment of the Obligations or any portion thereof, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction thereof without prejudice to any of its rights under this Assignment.
Section 8.No Obligation of Assignee. Assignee shall not be obligated to perform or discharge any obligation under any Contract by reason of this Assignment.
Section 9.Intentionally Omitted.
Section 10.Limitation of Liability. Recourse for the obligations under this Assignment shall be limited as set forth in Section 12.13 of the Loan Agreement.
Section 11.Further Assurances. Assignor promptly shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, instruments, additional agreements, undertakings, conveyances, deeds of trust, mortgages, transfers, assignments, financing statements or other assurances, and take all such other action, as Agent may, from time to time, reasonably determine to be necessary or proper in connection with this Assignment or any of the other Loan Documents, the obligations of Assignor hereunder or thereunder, or for better assuring and confirming unto Assignee the full benefits and rights granted or purported to be granted by this Assignment or the other Loan Documents; provided that none of the foregoing shall increase the obligations or liabilities of Assignor or any of its respective Affiliates hereunder or under the other Loan Documents in excess of the obligations or liabilities intended to be provided herein or in the other Loan Documents or decrease such Person’s rights hereunder or under the other Loan Documents to less than what they were prior to the execution of such documents, instruments or agreements.
Section 12.Amendments, Waivers, Consents and Approvals. No failure or delay of Assignee in exercising any power or right hereunder or to demand payment for any sums due pursuant to this Assignment or any other Loan Document, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Assignee hereunder or under the other Loan Documents are cumulative and not exclusive of any rights or remedies which it would otherwise have. No waiver of any provision of this Assignment or in any of the other Loan Documents or consent to any departure by Assignor or any other Person therefrom shall in any event be effective unless signed in writing by Assignee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Consents, approvals and waivers granted by Assignee for any matters covered under this Assignment or any Loan Document shall not be effective unless signed in writing by Assignee, and such consents, approvals and waivers shall be narrowly construed to cover only the parties and facts identified in any such consent, approval or waiver. No notice or demand on Assignor or any other Person in any case shall entitle Assignor or such Person to any other or further notice or demand in similar or other circumstances. Unless expressly provided to the contrary, any consents, approvals or waivers of Assignee or Lenders pursuant to this Assignment or any other Loan Documents shall be granted or withheld in Assignee’s or Lenders’ sole discretion, as the case may be. No amendment, modification or termination of any provision of this Assignment shall be effective unless in writing and signed by Assignor and Assignee.
Section 13.Controlling Document. In the case of any conflict or inconsistency between the terms of this Assignment and the Loan Agreement, the terms of the Loan Agreement shall govern and control.
Section 14.Binding Effect. This Assignment shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns.
Section 15.Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which when taken together shall be one and the same Assignment.
Section 16.Financing Statement. Assignor hereby authorizes Assignee at any time to file any financing statements, amendments thereto and continuation statements therefor, regarding all or any part of the collateral covered by this Assignment, with or without the signature of Assignor as authorized by applicable law. For purposes of such filings, Assignor agrees to furnish any information, or take any further acts, promptly upon reasonable request therefor by Assignee.
Section 17.Actions and Proceedings. Upon the occurrence and continuation of an Event of Default, Assignee shall have the right, but not the obligation, to appear in and defend any action or proceeding brought with respect to the Property, and to bring any action or proceeding in the name and on behalf of Assignor, which Assignee, in its discretion, believes should be brought to protect its interest in the collateral which is the subject of this Assignment.
Section 18.Notices. All notices, demands, requests, approvals, consents and other communications provided for herein shall be in writing and shall be given in accordance with Section 12.12 of the Loan Agreement.
Section 19.Severability. In the event any one or more of the provisions contained in this Assignment or in any other Loan Document should be held invalid, illegal or unenforceable in any respect in a particular jurisdiction or as to particular Persons or circumstances, the validity, legality and enforceability of the remaining provisions contained herein or therein (or the effectiveness of the invalid, illegal or unenforceable provision in a different jurisdiction or as to different Persons or circumstances) shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. If the rights, remedies, powers, privileges and liens created by this Assignment shall be invalid or unenforceable as to any part of the Obligations, then the unsecured portion of the Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Obligations, and all payments made on the Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Obligations.
Section 20.Captions. The captions, headings and arrangements used in this Assignment are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.
Section 21.Governing Law; Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury. This Assignment shall be governed by, and construed in accordance with, the substantive and procedural laws of the State of New York. Assignor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Assignment, the Note or the other Loan Documents may be brought in (i) the courts of the United States of America located in the Southern District of New York or the District where any Property is located or (ii) in the state courts of the State and County of New York or the state courts of the States and Counties where any of the Properties are located, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Assignor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Assignor at its address provided in Section 12.12 of the Loan Agreement, as the same may be changed pursuant to Section 12.12 of the Loan Agreement. Nothing in this Section 21, however, shall affect the right of Assignee to serve legal process in any other manner permitted by law or affect the right of Assignee to bring any suit, action or proceeding against Assignor or its property in the courts of any other jurisdiction. ASSIGNOR HEREBY WAIVES AND ASSIGNEE, BY ITS ACCEPTANCE OF THIS ASSIGNMENT, HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS ASSIGNMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, WHICH WAIVER IS INFORMED AND VOLUNTARY.
Section 22.Definitional Provisions. For purposes of this Assignment, (a) defined terms used in the singular shall import the plural and vice-versa; (b) the words “hereof,” “herein,” “hereunder” and similar terms when used in this Assignment shall refer to this Assignment as a whole and not to any particular provision of this Assignment; (c) the words “include” and “including” wherever used in this Assignment shall be deemed to be followed by the words “without limitation” and (d) all of the agreements or instruments referred to in this Assignment shall mean such agreements or instruments as the same may, from time to time, be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms and conditions thereof and of this Assignment and the other Loan Documents.

Section 23.No Other Party Beneficiary. This Assignment is for the sole benefit of Assignee, Lenders and their successors and assigns, and is not for the benefit of any other party. Nothing contained in this Assignment shall be deemed to confer upon anyone other than Assignee, Lenders and their successors and assigns any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.
Section 24.Entire Agreement. This Assignment and the other Loan Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Assignment.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Assignment has been duly executed by
Assignor on the date first above written.

FIRST STATES INVESTORS 3300 B, L.P., a
Delaware limited partnership

By: /s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President